UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2021

UR-ENERGY INC.
(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2021, the Board of Directors (the “Board”) of Ur-Energy Inc. (“Ur-Energy” or the “Company”) approved an award of short-term incentive bonuses for 2019 (the “2019 STIPs”) for the executive officers of the Company: Mr. Jeffrey T. Klenda, Chief Executive Officer; Mr. Roger L. Smith, Chief Financial Officer; Ms. Penne A. Goplerud, Corporate Secretary; Mr. Steven M. Hatten, Vice President Operations; and Mr. John W. Cash, Vice President Regulatory Affairs (collectively, the “Executive Officers”).

The awards, previously postponed by the Board in deference to the effects of and uncertainty caused by the COVID-19 pandemic, were considered and the determination was made by the Board to pay the 2019 STIPs at a rate reduced by 50%. The total compensation for the Executive Officers for 2019, as updated, is set forth here:

Name and principal position	Year	Salary($)	Bonus ($)	Stock awards($)	Option awards ($)	Non-equity incentive plan compensation($)	Change in pension value and nonqualified deferred compensation($)	All other Compensation ($)	Total($)

Jeffrey T. Klenda	2019	426,050	112,183	62,082	109,917	Nil	Nil	Nil	710,232
President and CEO

Roger L. Smith	2019	282,425	54,487	33,958	60,124	Nil	Nil	11,297	442,291
Chief Financial Officer

Penne A. Goplerud	2019	253,908	48,945	30,529	54,052	Nil	Nil	10,156	397,590
Corporate Secretary

Steven M. Hatten	2019	222,522	42,896	26,756	47,371	Nil	Nil	8,550	348,095
Vice President Operations

John W. Cash	2019	212,086	41,406	25,501	45,149	Nil	Nil	7,756	331,898
Vice President Regulatory Affairs

The approval of the award of the 2019 STIPs to the CEO and other Executive Officers and to non-executive staff results in a CEO Pay Ratio for 2019 of 7:1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2021
Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name: Penne A. Goplerud
Title: Corporate Secretary and General Counsel